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                                                                   EXHIBIT 10.39


                                FOURTH AMENDMENT

                  This Fourth Amendment (this "Amendment") is entered into as of this 25th day of February, 1999 among Waterlink, Inc. (the "Company"), Bank of America National Trust and Savings Association, as Agent (the "Agent"), and the financial institutions from time to time party thereto (the "Banks"). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Agreement (as defined below).

                                    RECITALS

                  WHEREAS, the Company, the Agent and the Banks are party to that certain Amended and Restated Credit Agreement, dated as of June 27, 1997 and as amended and restated as of May 19, 1998 (as amended, supplemented, restated or otherwise modified from time to time, the "Agreement");

                  WHEREAS, the Company, the Agent and the Banks wish to enter into certain amendments to the Agreement, each as more fully set forth herein;

                  NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

                  SECTION 1.        Amendments.

                  (a) Section 1.01 of the Agreement is hereby amended by inserting the following new definitions in appropriate alphabetical order:

                           "Bioclear Debt" shall mean the Indebtedness described
                  in Annex A to the Fourth Amendment.

                           "Fourth Amendment " shall mean the Fourth Amendment
                  to this Agreement, dated as of February 22, 1999.

                           "Specified Disposition" shall mean each and any of
                  the following: (i) the sale by the Company of the real property and improvements owned by Mass Transfer Systems, Inc. located at 100 Waldron Road, Fall River, MA, (ii) the sale by the Company of that certain Convertible Subordinated Note Due 2001 of Aquatec Water Systems Incorporated, a California corporation ("Aquatec") in the initial principal amount of $700,000 and maturing on March 24, 2001, (iii) the sale by the Company of (A) that certain Convertible Subordinated Note Due 2001 of Aquatec in the initial principal amount of $700,000 and maturing on May 15, 2001, and (B) an option to acquire all the outstanding capital stock of Aquatec and the rights pursuant to that certain Stock Option Agreement among the Company and the shareholders of Aquatec dated March 24, 1998 and (iv) the sale by the Company of 100% of the capital stock or all or substantially all of the assets of Bioclear Technology, ULC ("Bioclear Assets").
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                  (b) The definition of "EBITDA" appearing in Section 1.01 of the Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

                           "EBITDA" means, for any period, for the Company and
                  its Subsidiaries on a consolidated basis, determined in accordance with GAAP, the sum of, without duplication, (a) the net income (or net loss) for such period; provided, however, that for any fiscal quarter ending on or prior to September 30, 1998, an amount equal to only 50% of other income not from operations for such period shall be included in net income (or net loss) as determined pursuant to this clause (a), plus (b) all amounts treated as expenses for depreciation and interest and the amortization of intangibles of any kind to the extent included in the determination of such net income (or loss), plus (c) all accrued taxes on or measured by income to the extent included in the determination of such net income (or loss); provided, however, that net income (or loss) shall be computed for these purposes without giving effect to extraordinary losses or extraordinary gains, plus (d) with respect to any business acquired during the period of determination, an amount equal to the sum of (x) the total compensation paid to each management equity holder of such acquired business during the twelve month period immediately preceding the date such business was acquired less the base compensation paid to each such Person during such twelve month period plus (y) the aggregate amount of management fees paid to management equity holders or Affiliates thereof during such twelve month period to the extent that such management fee is no longer required to be paid after the date of such acquisition plus (z) the net income of such acquired business during such period (plus, to the extent deducted in determining such net income, interest expense, income tax expense, depreciation and amortization of such acquired business) in accordance with Article 11 of Regulation S-X of the SEC; and provided further, that for the purpose of computations under Sections 8.16, 8.17 and 8.18 for any business acquired during the period of determination (including the Sutcliffe Acquisition), EBITDA for such period shall be determined on a pro forma basis as if such acquisition had occurred as of the beginning of such period; and provided further, that:

                              (A) for all purposes, for any period which
                           includes the third fiscal quarter of the Company's 1998 fiscal year, there shall be excluded in determining EBITDA any restructuring expense recorded in the third fiscal quarter of the Company's 1998 fiscal year which serves to reduce net income of the Company and/or its Subsidiaries in such fiscal quarter, provided, however, that such restructuring expense shall not be in excess of $1,493,750 ($1,400,000 of which is hereinafter defined as the "Special Charge") and for all purposes commencing with the fiscal quarter ended June 30, 1998, for any period which includes a fiscal quarter ending on or prior to June 30, 2000, EBITDA shall be reduced by an amount, if any, equal to the amount by which (I) cumulative EBITDA reductions with respect to the Special Charge as described on Annex A to the Second Amendment exceeds (II) actual cumulative net cash flow attributable to the Special Charge, it being understood and agreed that the Company shall add a line item to the Compliance Certificate for the purpose of determining the calculations required by this sentence;


                                      -2-
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                           (B) for all purposes for any period which includes
                           the fourth fiscal quarter of the Company's 1998 fiscal year, there shall be excluded in determining EBITDA any restructuring expense recorded in the fourth fiscal quarter of the Company's 1998 fiscal year (I) relating to Bioclear Technology, ULC (f/k/a Bioclear Technologies, Inc.), a Nova Scotia unlimited liability company, which serves to reduce net income of the Company and/or its Subsidiaries in such fiscal quarter, provided, however, that such restructuring expense shall not be in excess of $17,300,000 and
                           (II) relating to the realignment of the Company, provided, however, that such realignment expense shall not be in excess of $2,700,000; and

                           (C) for all purposes for any period which includes a fiscal quarter of the Company's 1999 fiscal year, there shall be excluded in determining EBITDA any realignment expense recorded in such fiscal quarter, which serves to reduce net income of the Company and/or its Subsidiaries in such fiscal quarter, provided, however, that the aggregate amount of such realignment expenses during such 1999 fiscal year shall not exceed $1,300,000.


                  (C) The definition of "Net Proceeds" appearing in Section 1.01 of the Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

                           "Net Proceeds" means proceeds in cash, checks or
                  other cash equivalent financial instruments (including Cash Equivalents) as and when received by the Person making a Disposition, net of: (a) the direct costs relating to such Disposition (excluding amounts payable to the Company or any Affiliate of the Company), (b) sale, use or other transaction taxes paid or payable as a result thereof, (c) amounts required to be applied to repay principal, interest and prepayment premiums and penalties on Indebtedness secured by a Lien on the asset which is the subject of such Disposition, provided, however, that with respect to a Specified Disposition of the Bioclear Assets, any such repayment shall be applied pursuant to the terms of the intercreditor agreement between the Royal Bank of Canada and the Agent which provides, in part, that not more than 50% of the Net Proceeds from the sale of the Bioclear Assets shall be utilized to repay the Bioclear Debt, and (d) amounts related to the sale of any demonstration plant the proceeds of which are utilized by the Company for new demonstration plants and/or marketing expenses.

                  (d) Section 8.01 of the Agreement is hereby amended by deleting the period at the end of clause (l) and adding the following thereto:

                  ";and

                    (m) Liens on the assets of Bioclear Technology, ULC securing its obligations with respect to the Bioclear Debt."


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                  (e) Section 8.02 of the Agreement is hereby amended by
         deleting the period at the end of clause (c) and adding the following thereto:

                  ";and

                  (d) each Specified Disposition pursuant to documentation in form and substance satisfactory to the Agent."


                  (f) Section 8.05 of the Agreement is hereby amended by deleting the period at the end of clause (j) and adding the following thereto:

                  ";and

                  (k) the Bioclear Debt."


                  (g) Section 8.19 of the Agreement is hereby amended by deleting the period at the end of such section and adding the following thereto:

                           ";provided, however, that: (A) for any period which
                  includes the third fiscal quarter of the Company's 1998 fiscal year, there shall be excluded in determining operating income any restructuring expense recorded in the third fiscal quarter of the Company's 1998 fiscal year which serves to reduce net income of the Company and/or its Subsidiaries in such fiscal quarter, provided, however, that such restructuring expense shall not be in excess of $1,493,750; (B) for any period which includes the fourth fiscal quarter of the Company's 1998 fiscal year, there shall be excluded in determining operating income any restructuring expense recorded in the fourth fiscal quarter of the Company's 1998 fiscal year (I) relating to Bioclear Technology, ULC (f/ka/ Bioclear Technologies, Inc.), a Nova Scotia unlimited liability company, which serves to reduce operating income of the Company and/or its Subsidiaries in such fiscal quarter, provided, however, that such restructuring expense shall not be in excess of $17,300,000 and (II) relating to the realignment of the Company, provided, however, that such realignment expense shall not be in excess of $2,700,000; and (c) for any period which includes a fiscal quarter of the Company's 1999 fiscal year, there shall be excluded in determining operating income any realignment expense recorded in such fiscal quarter, which serves to reduce operating income of the Company and/or its Subsidiaries in such fiscal quarter, provided, however, that the aggregate amount of such realignment expenses during such 1999 fiscal year shall not exceed $1,300,000."

                  SECTION 2. Consent. Notwithstanding Sections 2.09(c), 8.04, 8.05, 8.06 and 8.11(b) of the Agreement, the Company shall be permitted to amend the documentation relating to the Subordinated Debt held by Phillip Thompson in the manner described on Annex B hereto and all documentation in connection therewith shall be satisfactory to the Agent.


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                  SECTION 3. Bioclear Asset Sale. In connection with the sale of the assets of Bioclear Technology ULC (f/k/a Bioclear Technology, Inc.) (the "Bioclear Disposition") consented to in Section 2(b) of the Third Amendment, the Banks hereby authorize the Agent to review and approve the terms and conditions of (x) the Bioclear Disposition and (y) the repayment of the Bioclear Debt (including any related amortization schedule) to the extent such Indebtedness is not paid from the proceeds of the Bioclear Disposition.

                  SECTION 4. Reference to and Effect Upon the Agreement.

                  (a) Except as specifically amended above, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.

                  (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Bank under the Agreement, nor constitute a waiver of any provision of the Agreement, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Agreement as amended hereby.

                  SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

                  SECTION 6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

                  SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

                  SECTION 8. Effectiveness. This Amendment shall become effective as of the date first written above upon the delivery of executed signature pages for this Amendment signed by the Company and the Majority Banks.

                            [signature pages follow]


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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment by its duly authorized officer as of the date first written above.


                                            WATERLINK, INC.


                                            By: /s/ Michael J. Vantusko
                                                ------------------------------

                                            Title: Chief Financial Officer
                                                   ---------------------------




                                            BANK OF AMERICA NATIONAL TRUST AND
                                            SAVINGS ASSOCIATION, as Agent


                                            By: /s/ Kristine Hyde
                                                ------------------------------

                                            Title: Agency Officer
                                                   ---------------------------





                                            BANK OF AMERICA NATIONAL TRUST AND
                                            SAVINGS ASSOCIATION,
                                            Individually as a Bank


                                            By: /s/ Timothy Pepowski
                                                ------------------------------


                                            Title: Senior Vice President
                                                   ---------------------------



                                            COMERICA BANK


                                            By: /s/ Preeti Sarnaik
                                                ------------------------------



                                            Title: Account Officer
                                                   ---------------------------


                                       S-1
                              [TO FOURTH AMENDMENT]


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                                            THE FIFTH THIRD BANK OF COLUMBUS


                                            By: /s/ Stephen S. Brooks
                                                ------------------------------


                                            Title: Vice President
                                                   ---------------------------



                                            HARRIS TRUST AND SAVINGS BANK


                                            By: /s/ Peter Krawchuk
                                                ------------------------------


                                            Title: Vice President
                                                   ---------------------------



                                            PNC BANK, NATIONAL ASSOCIATION


                                            By: /s/ Joseph G. Moran
                                                ------------------------------


                                            Title: Vice President
                                                   ---------------------------



                                            UNION BANK OF CALIFORNIA, N.A.


                                            By: /s/ Karyssa M. Henderson
                                                ------------------------------


                                            Title: Vice President
                                                   ---------------------------



                                       S-2
                              [TO FOURTH AMENDMENT]


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